UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 20, 2013

Codexis, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-34705	71-0872999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
200 Penobscot Drive
Redwood City, CA 94063
(Address of Principal Executive Offices) (Zip Code)
(650) 421-8100
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
Codexis, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 20, 2013 in Redwood City, California. The results of the matters voted on by the Company’s stockholders are set forth immediately below.
Proposal 1
To elect three (3) Class III Directors to the Company’s Board of Directors to hold office for a three-year term expiring at the 2016 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal:

	Number of Votes
Name of Nominee	For	Withheld	Broker Non-Votes
Byron L. Dorgan	20,426,283	3,694,176	7,353,601
Pedro I. Mizutani	20,158,948	3,961,511	7,353,601
Dennis P. Wolf	20,420,089	3,700,370	7,353,601
Proposal 2
To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013:

Number of Votes
For	Against	Abstain
31,282,720	170,905	20,435

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 21, 2013

CODEXIS, INC.

By:	/s/ Douglas T. Sheehy
Name:	Douglas T. Sheehy
Title:	Senior Vice President, General Counsel and
Secretary